UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 22, 2006

MASSEY ENERGY COMPANY

(Exact name of Registrant as specified in charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 22, 2006, Massey Energy Company (the “Registrant”) issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, announcing the commencement by the Registrant of an exchange offer for all of its outstanding 6.875% Senior Notes due 2013. The Registrant is offering to exchange up to $760,000,000 aggregate principal amount of its 6.875% Senior Notes due 2013 that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its original unregistered 6.875% Senior Notes due 2013, which were offered only to qualified institutional buyers and non-U.S. persons, pursuant to Rule 144A and Regulation S, respectively, of the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to exchange or a solicitation of acceptance of the offer to exchange. The exchange offer is made only pursuant to the Registrant’s prospectus, dated May 17, 2006, which has been filed with the Securities and Exchange Commission as part of the Registrant’s Registration Statement on Form S-4, and the related letter of transmittal.

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Registrant on May 22, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2006

MASSEY ENERGY COMPANY
(Registrant)

By:	/s/ Richard R. Grinnan
Richard R. Grinnan
Vice President and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release issued by the Registrant on May 22, 2006.

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